SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported)
                                April 28, 2000

          STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of April 1, 2000, providing for the issuance of Aurora Loan Services Mortgage Pass-Through Certificates, Series 2000-2)

                    Structured Asset Securities Corporation
           ---------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)

        Delaware                    333-31252-01            74-2440850
----------------------------         ------------      ------------------
(State or Other Jurisdiction         (Commission        (I.R.S. Employer
     Of Incorporation)                File Number)     Identification No.)

       200 Vesey Street
       New York, New York                                     10285
-------------------------------                             ---------
(Address of Principal Executive                             (Zip Code)
        Offices)

      Registrant's telephone number, including area code: (212) 526-5594

                                   No Change
  --------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

         Item 5.  Other Events

     The Registrant registered issuances of Aurora Loan Services Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-31252) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $251,897,686 in aggregate principal amount of Class 1-A1, Class 1-AX, Class 1-AP, Class 2-A1, Class 2-AX1, Class 2-AX2, Class 2-AP, Class B1, Class B2, Class B3 and Class R Certificates of its Aurora Loan Services Mortgage Pass-Through Certificates, Series 2000-2 on April 28, 2000. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated April 10, 2000, as supplemented by the Prospectus Supplement dated April 25, 2000 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

     The Certificates were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of April 1, 2000, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services Inc., as master servicer, and The Chase Manhattan Bank, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class 1-A1, Class 1-A2, Class 1-AX, Class 1-AP, Class 2-A1, Class 2-A2, Class 2-AX1, Class 2-AX2, Class 2-AP, Class B1, Class B2, Class B3, Class B4, Class B5, Class B6 and Class R. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of two pools of certain adjustable rate, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of $258,556,619 as of April 1, 2000. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

     Item 7. Financial Statements; Pro Forma Financial Information and
Exhibits

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     1.1 Terms Agreement, dated April 25, 2000, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

     4.1 Trust Agreement, dated as of April 1, 2000, between Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, and The Chase Manhattan Bank, as Trustee.

     99.1 Mortgage Loan Sale and Assignment Agreement, dated as of April 1, 2000, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

     99.2 Servicing Agreement, dated as of April 1, 2000, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and Aurora Loan Services Inc., as Servicer.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             STRUCTURED ASSET SECURITIES
                                   CORPORATION

                             By:  /s/ Ellen V. Kiernan
                                  -------------------------
                                  Name:  Ellen V. Kiernan
                                  Title:  Vice President

Dated:  May 10, 2000

                                 EXHIBIT INDEX

Exhibit No.               Description                            Page No.
-----------               -----------                            --------

1.1            Terms Agreement, dated April 25, 2000,
               between Structured Asset Securities
               Corporation, as Depositor, and Lehman
               Brothers Inc., as the Underwriter.

4.1            Trust Agreement, dated as of April 1,
               2000, between Structured Asset
               Securities Corporation, as Depositor,
               Aurora Loan Services Inc., as Master
               Servicer, and The Chase Manhattan Bank,
               as Trustee.

99.1           Mortgage Loan Sale and Assignment
               Agreement, dated as of April 1, 2000,
               between Lehman Capital, A Division of
               Lehman Brothers Holdings Inc., as
               Seller, and Structured Asset Securities
               Corporation, as Purchaser.

99.2           Servicing Agreement, dated as of April
               1, 2000, between Lehman Capital, A
               Division of Lehman Brothers Holdings
               Inc., as Seller, and Aurora Loan
               Services Inc., as Servicer.